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Exhibit 10.25.1

        EFFECTIVE DATE:

MCI WORLDCOM NETWORK SERVICES, INC
AMENDED AND RESTATED
PROGRAM ENROLLMENT TERMS

        These Amended and Restated Program Enrollment Terms (the "Amended PET") are made by and between MCI WORLDCOM Network Services, Inc. (successor-in-interest to WorldCom Network Services, Inc.) ("MCI") and AmeriVision Communications, Inc. ("Customer") and are a part of their Telecommunications Services Agreement for Switched Services (TSA). Capitalized terms not defined herein shall have the meaning ascribed to them in the TSA or in the applicable Attachments referenced herein and attached hereto, Any references to "WorldCom" or "MCI WorldCom" will be deemed to refer to "MCI". The TSA, this Amended PET and the New ABB Attachments will be collectively referred to as the "Agreement".

        1.    PRIOR DOCUMENTS:    The parties acknowledge that there currently exists between them those certain Program Enrollment Terms dated April 1, 1999, as well as various amendments and Attachments thereto (collectively, the "Prior Documents"). The parties agree commencing as of the Effective Date (as described in Section 2 below), (i) the Prior Documents (including any attachments, schedules or exhibits thereto) will be canceled in their entirety and of no further force or effect with the exception of certain accrued obligations arising under the Prior Documents such as the payment of money or the application of credits arising prior to the Effective Date and provisions intended to survive termination, such as limitation of liability, indemnification and confidentiality, and (ii) all switched services currently being provided to Customer under the Prior Documents (hereinafter referred to as "Existing Services") will be provisioned and maintained by MCI taking into account the terms and conditions of this Amended PET and the following Attachments which are attached hereto (collectively, the "New ABB Attachments"): Attachment for ACCESS BASED BILLING CARRIER TERMINATION Service, Attachment for ACCESS BASED BILLING CARRIER ORIGINATION Service and the Attachment for ACCESS BASED BILLING SWITCHELSS/END USER DEDICATED Services.

        2.    SERVICE TERM:    The Service Term shall commence as of November 1, 2001 (the "Effective Date") and shall continue through June 30, 2003 (the "Service Term"). Upon expiration of the Service Term, the Switched Services in question will continue to be provided pursuant to the same terms and conditions as are then in effect (including without limitation, the applicable rates, discounts and commitments, if any), subject to termination by either party upon six (6) months prior written notice to the other party. Following notice of termination, MCI agrees to use commercially reasonable efforts to assist Customer in transitioning Customer's Services to a third party.

        3.    CUSTOMER'S MINIMUM REVENUE COMMITMENT:

        (A)  Commencing with the Effective Date and continuing through the end of the Service Term (including any extensions thereto) (the "Commitment Period"), Customer agrees to maintain each month, on a take-or-pay basis, Monthly Revenue (as defined in Subsection (E) below) equal to at least * ("Customer's Minimum Revenue Commitment").

*
Designates information which has been filed on a confidential basis.

        (B)  Notwithstanding anything to the contrary contained in Subsection (A) above, as soon as Customer's cumulative Monthly Revenue (which will include any Deficiency Charges actually paid by Customer) commencing with the Effective Date is equal to at least * ("Customer's Total Minimum Revenue Commitment"), Customer's Minimum Revenue Commitment shall terminate. Once Customer has satisfied Customer's Minimum Revenue Commitment, either party may terminate this Agreement

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in its entirety upon at least six (6) month's written notice, during which time Customer's Minimum Revenue Commitment shall not be applicable.

*
Designates information which has been filed on a confidential basis.

        (C)  In the event Customer does not maintain Customer's Minimum Revenue Commitment in any month during the Commitment Period (regardless of whether Customer has commenced using any or all of the Switched Services described herein), then for those month(s) only, Customer will pay MCI the difference between Customer's Minimum Revenue Commitment and Customer's actual Monthly Revenue (the "Deficiency Charge"). The Deficiency Change will be due at the same time payment is due for Service provided to Customer, or immediately in an amount equal to Customer's Minimum Revenue Commitment for the unexpired portion of the Service Term, if MCI terminates this Agreement based on Customer's default. Provided, however, MCI agrees to waive any Deficiency Charges that arise solely due to a catastrophic network event, which materially prevents Customer's use of Services hereunder sufficient to satisfy Customer's Minimum Revenue Commitment. In such case, Customer shall have the burden of proof in establishing the date and duration of such event as well as the general sources of Customer's traffic affected by such event. Provided, for purposes of this Agreement, any catastrophic network events lasting cumulatively less than four (4) hours or affecting cumulatively less than * minutes of Customer's traffic in any calendar month will be deemed not material.

*
Designates information which has been filed on a confidential basis.

        (D)  Notwithstanding Subsection (C) above, Customer will not be liable for any Deficiency Charges if such Deficiency Charges arise predominantly as a result of a business downturn that significantly reduce the size or scope of Customer's operation and volume of MCI's services required by Customer (notwithstanding Customer's best efforts to avoid such a shortfall). Customer must give MCI written notice of the conditions it believes require application of this Subsection, which notice must be given within a reasonable time following the occurrence of such conditions. The amount of Deficiency Charges (if any) shall be reduced by an amount equal to the amount that Customer's Total Minimum Revenue Commitment is not met as a result solely of the business downturn.

        (E)  For purposes of this Agreement, "Monthly Revenue" will be comprised of (i) the aggregation of all of Customer's Switched Services Revenue as such term is described in each of the applicable Attachments, PLUS (ii) Customer's Data Revenue (as defined herein) from MCI WorldCom. Customer's Monthly Revenue will not include any pro rata charges, access charges, ancillary or special feature charges, such as, Authorization codes or CDR Tapes, or any other charges other than those identified by the relevant MCI WorldCom invoice as charges specifically mentioned in this Section 2. For purposes of this Agreement, Customer's "Data Revenue" will be comprised of the following charges:

            (i)  Customer's monthly recurring private line lnterexchange Service charges (i.e., both Domestic and International).

          (ii)  Customer's Monthly Port Charges, Monthly CIR Charges and Monthly NNI Charges, if any, as are specifically described in an Attachment for Frame Relay Services between MCI WorldCom and Customer.

          (iii)  Customer's Internet Monthly Recurring Charges, if any, as are specifically described in an Attachment for DEDICATED INTERNET Service between MCI WorldCom and Customer.

          (iv)  Customer's Monthly Port Charges and Monthly PVC Charges, if any, as are specifically described in an Attachment for ASYNCHRONOUS TRANSFER MODE (ATM) Service between MCI WorldCom and Customer.

        4.    SERVICE INTERCONNECTIONS.

        (A)  In order to utilize (i) ACCESS BASED BILLING CARRIER TERMINATION Service or ACCESS BASED BILLING CARRIER ORIGINATION Service, one or more full time dedicated

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connections between Customer's network and the MCI network at one or more MCI designated locations ("MCI POP") must be established ("Carrier Service Interconnection(s)"), and (ii) ACCESS BASED BILLING END USER DEDICATED ACCESS Service (1+ or TOLL FREE), one or more full time dedicated connections between an End User's private branch exchange ("PBX") or other customer premise equipment and the MCI network at one or more MCI POP(s) must be established ("Dedicated Service Interconnection(s)"). Each Carrier Service Interconnection and Dedicated Service Interconnection shall be comprised of one or more dedicated access circuits, as the case may be. Carrier Service Interconnection(s) and Dedicated Service Interconnection(s) are collectively referred to as "Service Interconnections

        (B)  The circuit(s) comprising each Service Interconnection to a MCI POP shall be requested by Customer on the appropriate MCI Service Request. Each Service Request will describe (among other things) the MCI POP to which a Service Interconnection is to be established, the Requested Service Date therefor, the type and quantity of circuits comprising the Service Interconnection and any charges and other information relevant thereto, such as, Customer's originating or terminating switch location, as the case may be. Such additional information may be obtained from Customer or gathered by MCI and recorded in Technical Information Sheets provided by MCI.

        (C)  Once ordered, and unless otherwise provided for in this Agreement, Service Interconnection(s) or the circuits comprising each Service Interconnection may only be canceled by Customer upon not less than thirty (30) days prior written notice to MCI.

        (D)  With respect to a Carrier Service Interconnection, Customer shall be solely responsible for establishing and maintaining each Carrier Service Interconnection over facilities subject to MCI's approval. With respect to Dedicated Service Interconnections, MCI will provision and maintain local access facilities between the End User location (i.e., PBX) and the MCI POP, subject to any LEC charges plus other applicable terms and charges set forth in MCI's applicable tariffs (or the applicable tariffs of its affiliates), however, Customer may elect to be responsible for establishing each Dedicated Service Interconnection over facilities subject to MCI's approval. Service Interconnections shall be only comprised of DS-1 facilities unless otherwise provided for in the Service Request and agreed to in writing by MCI. If a Service Interconnection is proposed to be made via a local exchange carrier, MCI will have the authority to direct Customer to utilize MCI's entrance facilities or local serving arrangement ("LSA") with the relevant local telephone operating company, and Customer will be subject to a non-discriminatory charge therefor from MCI. The monthly recurring charge relevant to Customer's use of LSA capacity shall be subject to upward adjustment by MCI from time to time which adjustment, if any, shall not exceed the rate that otherwise would be charged for the equivalent switched access capacity between the same points by the relevant local telephone operating company pursuant to its published charges for the type of service in question.

        (E)  If other private line interexchange facilities are necessary to establish a Service Interconnection, and such facilities are requested from MCI, such facilities will be provided on an individual case basis.

        (F)  Commencing with the second full calendar month following Start of Service for each circuit comprising a Service Interconnection (i.e., Carrier Service Interconnections and Dedicated Service Interconnections) and thereafter, Customer will maintain Switched Services measured usage charges per DS-i (or DS-1 equivalent circuit) of not less than an average of * per calendar month/billing period ("Minimum Monthly Usage"). In the event Customer fails to obtain the required Minimum Monthly Usage for the circuits comprising each Service Interconnection, MCI will charge and Customer will pay the difference between the total combined number of DSis times the Minimum Monthly Usage (i.e., *) and Customer's total combined Switched Services measured usage charges for the circuit(s) comprising the Service Interconnection in question ("Minimum Usage Charge"). ACCESS BASED BILLING CARRIER TERMINATION Service, ACCESS BASED BILLING CARRIER ORIGINATION Service

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and ACCESS BASED BILLING END USER DEDICATED Service (1+ and TOLL FREE) carried over the same Service Interconnection shall be included in determining if Customer has met the Minimum Monthly Usage requirement described herein.

*
Designates information which has been filed on a confidential basis.

  Example:    Assume Customer's actual Switched Services measured usage charges for 2 DS-is comprising a Carrier Service Interconnection at MCI POP A is *, Customer's actual Switched Services measured usage charges for 2 DS-i s comprising a Carrier Service Interconnection at MCI POP B is *, and Customer's End User's actual Switched Services measured usage charges for 1 DS-i comprising a Dedicated Service Interconnection at MCI POP C is *. Customer would not be subject to a Minimum Usage Charge since Customer's actual Minimum Monthly Usage is *, which exceeds Customer's Minimum Monthly Usage of *.

*
Designates information which has been filed on a confidential basis.

        (G)  DS-i circuits comprising all Service Interconnections will be subject to a nonrecurring installation charge of $400 per DS-i switch port (provided the maximum charge hereunder will be * for up to 28 DS-is ordered at the same time), and DS-3 circuits comprising all Service Interconnections will be subject to a nonrecurring installation charge per DS-3 switch port as determined on an individual case basis.

*
Designates information which has been filed on a confidential basis.

        5.    CANCELLATION WITHOUT CHARGE:    The parties agree to substitute Subsection 2(0) of the ISA to read in its entirety as follows:

          (C)    Cancellation Without Charge    Notwithstanding anything to the contrary contained in Subsection 2(A) above, Customer may cancel this Agreement without incurring any cancellation charge if

              (i)  MCI fails to provide a network as warranted in Section 8 below and fails to cure such default within five (5) days following written notice from Customer; or

            (ii)  MCI fails to (a) deliver call detail records promptly based on the frequency selected by Customer (i.e., monthly, weekly or daily); or (b) submit ANI(s) relevant to such Service Requests to the LECs within the time period described in Subsection 1(B) above.

  Provided, however, Customer must give MCI written notice of any such default under this Subpart (ii) and an opportunity to cure such default within five (5) days of the notice. In the event MCI fails to cure any such default within the five-day period set forth in this Subpart (ii) on more than three (3) occasions within any six (6) month period, Customer may cancel this Agreement without incurring any cancellation charge.

        6.    DISPUTED TRANSFER CHARGES:    The parties agree to substitute the first sentence only of Subsection 3(A) and Subsection 3(B) of the ISA to read in their entirety as follows:

          (A)    End Users    Customer will use reasonable efforts to obtain and upon MCI's request will provide MCI (within two (2) business days of the date of the request) a written Letter of Agency ("LOX') acceptable to MCI or with any other means if approved by the Federal Communications Commission ("FCC") and any applicable public utility commission ("PUC") and accepted by the applicable local exchange provider provided the local exchange provider has the authority to accept or deny certain forms of LOA5 (provided, further, nothing contained herein will require MCI to challenge the right of local exchange providers to accept or deny certain forms of LOA5), for each ANI indicating the consent of such end user of Customer ("End User") to be served by Customer and transferred (by way of change of such End User's designated PlC) to the MCI network prior to order processing.

          (B)    Transfer Charges/Disputed Transfers    Customer agrees that it is responsible for (i) all charges incurred by MCI to change the PlC of End Users to the MCI network, (ii) all charges incurred by MCI to change End Users back to their previous PlC arising from disputed transfers to the MCI network plus, at MCI's option, an administrative charge equal to twenty percent (20%)

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  of such charges, and (iii) any other damages suffered by or awards against MCI resulting from disputed transfers unless such damages or awards are the result of actions taken solely by MCI without any involvement (either directly or indirectly) by Customer.

        7.    PAYMENT TERMS:    The parties agree to substitute Subsections 5(A) and 5(B) of the ISA to read in their entirety as follows:

          (A)    Payment    MCI billings for Switched Services hereunder are made on a monthly basis (or such other basis as may be mutually agreed to by the parties) following Start of Service. Subject to Subsection 5(0) below, Switched Services shall be billed at the rates set forth in the applicable Attachment(s). Discounts, if any, applicable to the rates for certain Services are set forth in the applicable Attachment(s). Customer will pay all undisputed charges relative to each MCI invoice for Switched Services within * of the invoice date set forth on each MCI invoice to Customer (collectively, the "Due Date"). If payment is not received by MCI on or before the Due Date, Customer shall also pay a late fee in the amount of the lesser of one and one-half percent (1 1/2%) of the unpaid balance of the charges for Switched Services rendered per month or the maximum lawful rate under applicable state law. Commencing with the Effective Date and continuing through the end of the Service Term, Customer agrees to provide MCI (a) unaudited financial statements within thirty (30) days following each month, (b) "reviewed" financial statements within forty-five (45) days following each quarter, and (c) audited financial statements within ninety (90) days following the end of each of Customer's fiscal years.

*
Designates information which has been filed on a confidential basis.

          (B)    Taxes    Customer acknowledges and understands that MCI computes all charges herein exclusive of any applicable federal, state or local use, excise, gross receipts, sales and privilege taxes, duties, fees or similar liabilities (other than general income or property taxes), whether charged to or against MCI or Customer because of the Switched Services furnished to Customer ("Additional Charges"). Customer shall pay such Additional Charges in addition to all other charges provided for herein. Customer will not be liable for certain Additional Charges if Customer provides MCI with an appropriate exemption certificate. Provided, to the extent Customer is not an "end user" of the Services provided hereunder, with respect to any Additional Charges which are assessed solely on MCI's end users ("End User Charges"), MCI agrees not to assess Customer such End User Charges. Provided, however, in the event MCI is required to collect End User Charges from Customer, Customer agrees to pay MCI such End User Charges unless Customer provides MCI a written certification, signed by an officer of Customer, that Customer has directly paid such End User Charges.

        8.    PAYMENT OF DISPUTED AMOUNTS:    Notwithstanding anything to the contrary contained in Subsection 5(D) of the ISA, in the event Customer pays MCI any amount which is ultimately determined not to be due MCI, MCI agrees to pay Customer such amount plus interest on such amount equal to * of such amount per month or the maximum lawful rate under applicable state law.

*
Designates information which has been filed on a confidential basis.

        9.    CREDIT:    The parties agree to delete the first two sentences of Subsection 6(A) of the ISA.

        10.    REMEDIES FOR BREACH:    In the event MCI elects its remedies under Subsection 7(B) of the Agreement and bills Customer's End Users directly, MCI agrees to collect any amounts owing from such End Users in good faith and in accordance with reasonable business practices. In the event MCI collects any amounts from Customer's End Users, such amounts will offset any amounts owed by Customer under this Agreement. In other words, Customer's liability for charges for Services rendered and the Deficiency Charge, if applicable, will be reduced by any amounts MCI collects from Customer's End Users.

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        11.    FORCE MAJEURE:    The parties agree to substitute Section 10 of the ISA to read in its entirety as follows:

  If either party's performance of this Agreement or any obligation hereunder (excluding payments owed by Customer for Services rendered by MCI) is prevented, restricted or interfered with by causes beyond its reasonable control including, but not limited to, acts of God, fire, explosion, vandalism, cable cut, storm or other similar occurrence, any law, order, regulation, direction, action or request of the United States government, or state or local governments, or of any department, agency, commission, court, bureau, corporation or other instrumentality of any one or more such governments, or of any civil or military authority, or by national emergency, insurrection, riot, war, strike, lockout or work stoppage or other labor difficulties, or supplier failure, shortage, breach or delay, then the affected party shall be excused from such performance on a day-to-day basis to the extent of such restriction or interference. The affected party shall use reasonable efforts under the circumstances to avoid or remove such causes or nonperformance and shall proceed to perform with reasonable dispatch whenever such causes are removed or cease.

        12.    OTHER AGREEMENTS:    The parties agree to substitute Subsection 24(B) of the ISA to read in its entirety as follows:

          (B)    Third Party Agreements    If Customer acquires or merges or combines with a third party after the Effective Date of this Agreement, and such third party has existing agreement(s) with a member of the MCI Group (collectively referred to as the "Third Party Agreements") for the provision of switched telecommunications services ("Third Party Existing Services"), then ninety (90) days following the date of such acquisition, merger or combination (or such earlier date contained in a written notice from Customer to MCI) (the "Transfer Date"), if requested by MCI, Customer agrees to select one Agreement (either this Agreement or a Third Party Agreement) (the "Surviving Agreement") pursuant to which all switched services will be provided to Customer and all members of the Customer Group and all other agreements (the "Canceled Agreements") will be canceled and no longer in force or effect except for commitments, if any, contained in the Canceled Agreements and charges and credits due for Services provided prior to the effective date of cancellation of such Canceled Agreements. Further, as of the effective date of cancellation, Third Party Existing Services or, if applicable, the Services provided under this Agreement will be provisioned under the Surviving Agreement, and the aggregate commitment(s) (e.g., revenue, volume, minute, etc.) remaining under the Canceled Agreements shall be added on a pro rata basis to the commitment(s), if any, existing under the Surviving Agreement. Simultaneous with the closing of such acquisition, combination or merger, Customer will cause such third party and all of its affiliates who are parties to such Third Party Agreements, to agree to such cancellation(s) as appropriate and the provision of such Services, as appropriate under the terms and conditions of the Surviving Agreement and Customer agrees to provide MCI with reasonable documentation evidencing such agreement;

        13.    TARIFF REFERENCES:    This Agreement does not incorporate any terms or conditions contained in any federal and/or state tariffs filed or to be filed by MCI or any of its affiliates. Further, except to the extent specifically referenced in this Agreement, this Agreement does not incorporate any terms or conditions set forth in that certain "Service Publication and Price Guide" (the "Guide") which is available at the following website (www.worldcom.com) and at MCI's offices at 500 Clinton Center Drive, Clinton, Mississippi 39056.

        14.    DISPUTE RESOLUTION.    If the parties are unable to resolve any dispute arising under or relating to this Agreement, the parties may resolve such disagreement or dispute as follows:

          (A)  Either party may, by written notice to the other party (the "Dispute Notice"), request that a designated representative from each of the parties attempt to resolve the matter. Within fifteen (15) days after delivery of the Dispute Notice such representatives of both parties will use

6

  good faith efforts to schedule a meeting at a mutually acceptable time and place to attempt to resolve the dispute.

          (B)  If the matter has not been resolved within thirty (30) days after delivery of the Dispute Notice, or if such representatives fail to meet within fifteen (15) days after delivery of such Dispute Notice, either party may initiate mediation in accordance with the procedures set forth in (C) below. All negotiations conducted by such representatives shall be confidential and shall be treated as compromise and settlement negotiations for purposes of federal and state rules of evidence.

          (C)  If such representatives are unable to resolve the dispute or have failed to meet, the parties may elect to participate in a nonbinding mediation procedure as follows:

              (i)  A mediator will be selected by having counsel for each party agree on a single person to act as mediator. The parties' counsel as well as up to three (3) representatives of each of the parties will appear before the mediator at a time and place determined by the mediator, but not more than sixty (60) days after delivery of the Dispute Notice. The fees of the mediator and other costs of the mediation will be shared equally by the parties.

            (ii)  Each party will present a review of the matter and its position with respect to such matter. At the conclusion of both presentations the parties may ask questions of each other. Either party may abandon the mediation procedure at the end of the presentation and question periods and the mediation procedure shall not be binding on either party.

            (iii)  If the matter is not resolved after applying the mediation procedure set forth above, or if either party refuses to take part in the mediation process, either party may initiate legal proceedings to resolve their dispute.

          (D)  The provisions of this Section 13 shall not preclude a party from instituting legal proceedings seeking injunctive relief (including, without limitation, a temporary restraining order) prior to the commencement or completion of the specified dispute resolution procedures.

        15.    SEMI-ANNUAL REVIEW OF RATES:    Provided Customer is in substantial compliance with the terms of this Agreement, commencing May 1, 2002, and continuing on the first day of every seventh (7th) month thereafter (i.e., November 1, 2002; May 1, 2003; November 1, 2003; etc.), MCI and Customer agree to review the rates hereunder with a view to adjusting in good faith such rates taking into account (i) rates then generally available to MCI's other wholesale customers under other "programs" being offered by MCI when taken as a whole, and (ii) rates then generally available to MCI's other wholesale customers for similar services, commitments and other terms. In conducting such review, the parties agree to take into account state and/or federal mandates regarding local access reform, if any, that may affect the cost of the Services provided hereunder and which result in either an increase or decrease to such rates.

        16.    CUSTOMER PROPRIETARY INFORMATION:    In addition to MCI's obligations to protect Customer's Confidential Information under Section 20 of the ISA, MCI agrees to comply with all applicable laws, rules and regulations regarding Customer's proprietary network information and the proprietary network information of Customer's End Users which information has been directly provided or disclosed by Customer to MCI.

        17.    SUBORDINATION AGREEMENT:    The parties acknowledge the existence of that certain Intercreditor Agreement by and between MCI, Customer and Coast Business Credit, a division of Southern Pacific Bank, and agree that such Intercreditor Agreement will remain in full force and effect.

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        18.    SPECIAL RATESIDISCOUNTS:

        (A)  Commencing within five (5) business days following the date this Amended PET is executed and delivered to MCI (the "Rate Transition Date"), Customer's Existing Services will be subject to the rates set forth in the New ABB Attachments. Customer acknowledges that Customer's existing rates will continue to apply to Customer's Existing Services until the Rate Transition Date. Further, notwithstanding anything to the contrary contained in the New ABB Attachments, commencing with the Rate Transition Date and continuing through the end of the Service Term (including any applicable extensions thereto), Customer's discount percentage (the "Discount") for ACCESS BASED BILLING CARRIER TERMINATION Service, ACCESS BASED BILLING CARRIER ORIGINATION Service, and ACCESS BASED BILLING SWITCHLESS/END USER DEDICATED Services (the "Discount") will be determined under the Discount Schedule shown below based on Customer's actual Monthly Revenue for such month. Throughout the Service Term, Customer will automatically receive the next higher (or lower) Discount when Customer's eligible Monthly Revenue (as defined herein) reaches the next higher level (or falls to the next lower level).

Monthly Revenue	Discount
*	*
*	*
*	*
*	*
*
Designates information which has been filed on a confidential basis.

        (B)  After determining Customer's applicable Discount under Subsection (A) above, the applicable Discount will only be applied to Customer's Interstate Switched Services Revenue (including Alaska, Hawaii, the United States Virgin Islands, Puerto Rico, Guam and the Northern Marianas Islands unless otherwise noted in an Attachment and including 1 + and ToIl Free usage unless otherwise noted in an Attachment).

        (C)  Accumulated credits derived from the applicable Discounts will be applied in arrears commencing with the first day of the month following the Effective Date, that is, the Discount will be applied to Customer's measured usage charges for the preceding month (the "Discount Period"). The initial Discount Period shall include any partial calendar month following Start of Service, or such other time basis as may be mutually determined by the parties. Each Discount will result in the application of a credit obtained during the Discount Period to the MCI invoice to Customer relevant to the billed measured Switched Service for the calendar month next following the completion of each Discount Period, provided Customer has paid undisputed charges (including any late fees, if applicable) for that month and has not otherwise been subject to a Suspension Notice in accordance with the Agreement. Failure of Customer to comply with the foregoing provision shall entitle MCI to withhold any credit due Customer for the Discount Period in question until such charges (including late fees) have been paid in full.

        (D)  Notwithstanding anything to the contrary contained in this Agreement, at any time while this Agreement is in effect following Customer's satisfaction of Customer's Total Minimum Revenue Commitment (as described in Subsection 3(B) above), if Customer's Monthly Revenue is less than *, MCI has the right to add * to Customer's Switched Services Revenue as defined in the New ABB Attachments.

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*
Designates information which has been filed on a confidential basis.

        IN WITNESS WHEREOF, the parties have executed these Amended and Restated Program Enrollment Terms.

MCI WORLDCOM NETWORK SERVICES, INC.		AMERIVISION COMMUNICATIONS, INC.
By:	/s/ ROBERT BREJCHA	By:	/s/ KENNETH R. KOLEK
	(Signature) (Print Name) Robert Brejcha Vice President		(Signature) (Print Name) Kenneth R. Kolek Board Chairman

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MCI WORLDCOM NETWORK SERVICES, INC
ATTACHMENT FOR ACCESS BASED BILLING CARRIER TERMINATION SERVICE

        This Attachment for ACCESS BASED BILLING CARRIER TERMINATION Service is made by and between AmeriVision Communications, Inc. ("Customer") and MCI WORLDCOM Network Services, Inc. ("MCI") and is a part of their Telecommunications Services Agreement for Switched Services (ISA). Capitalized terms not defined herein shall have the meaning ascribed to them in the ISA, the PET or the applicable Attachment(s). NOTE: ANY MODIFICATIONS, ADDITIONS OR DELETIONS FROM THIS AITACHMENT WILL NOT BE EFFECTIVE UNLESS SPECIFICALLY SET FORTH IN THE PET.

        During the Service Term of the Agreement, MCI will provide "ACCESS BASED BILLING CARRIER TERMINATION Service" which is MCI's termination of calls received from Customer's Service Interconnection(s) (as defined in the PET), (i) subject to the limitation of origination and termination locations set forth herein, and (ii) for the charges and applicable discounts set forth herein.

        I.    TERMS AND CONDITIONS.

        (A)    Forecasts:    Before Customer's initial order for ACCESS BASED BILLING CARRIER TERMINATION Services, Customer shall provide MCI with a forecast regarding the number of minutes expected to be terminated in various LATAs and/or Tandems, so as to enable MCI to configure optimum network arrangements. In the event Customer's traffic volumes result in a lower than industry standard completion rate or otherwise adversely affect the MCI Network, MCI reserves the right to block the source of such adverse traffic at any time. Customer will provide MCI with additional forecasts from time to time upon MCI's request, which shall not be more frequent than once every three (3) months.

        (B)    Start of Service:    Start of Service for ACCESS BASED BILLING CARRIER TERMINATION Service will be concurrent with the activation of each circuit comprising a Carrier Service Interconnection (as defined in the PET) relevant to ACCESS BASED BILLING CARRIER TERMINATION Service.

        (C)    Limitation of Origination and Termination Locations:    ACCESS BASED BILLING CARRIER TERMINATION Service may be originated from any MCI POP and terminated to any direct dialable location worldwide.

        (D)    Billing Increments:    All calls (excluding California IntraLATA and California intrastate calls and calls to International Locations, Canada and Mexico) will be billed in six (6) second increments and subject to a six (6) second minimum charge. California IntraLATA and California intrastate calls will be billed in six (6) second increments and subject to an eighteen (18) second minimum charge. Calls to International Locations, Canada and Mexico will be billed in six (6) second increments and subject to a thirty (30) second minimum charge. All calls will be billed utilizing Hardware Answer Supervision where available.

        (E)    PIU CERTIFICATION:    With respect to a Carrier Service Interconnection as defined in the PET, absent the automatic number identification ("ANI") of the calling party, Customer shall provide MCI with a written certification (the "Certification") of the percentage of interstate (including international) and intrastate minutes of use relevant to the minutes of traffic to be terminated in the same state in which the MCI POP is located to which the Carrier Service Interconnection is made. This Certification shall be provided by Customer prior to Start of Service for any Carrier Service Interconnection and may be modified from time to time by Customer and subject to recertification upon the request of MCI which requests shall not be made unilaterally by MCI more than once each calendar quarter. Any such modification(s) or Certification(s) shall be effective as of the first day of any calendar month and following at least forty-five (45) days notice from Customer. In the event Customer fails to make such Certification, the relevant minutes of use will be deemed to be subject to

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the Intrastate Rates described herein. In the event MCI or any other third party requires an audit of MCI's interstate/intrastate minutes of traffic, Customer agrees to cooperate in such audit at its expense and make its call detail records, billing systems and other necessary information reasonably available to MCI or any third party solely for the purpose of verifying Customer's interstate/intrastate minutes of traffic. Customer agrees to indemnify MCI for any liability MCI incurs in the event Customer's Certification is different than that determined by the audit.

        II.    ACCESS BASED BILLING CARRIER TERMINATION SERVICE CHARGES.

        For purposes of this Attachment, Customer's "Switched Services Revenue" will be comprised of Customer's gross (i.e., prior to the application of discounts) measured and per call Switched Service charges (i.e., Directory Assistance and both domestic and International) as described on the Schedules listed below. The rates and charges shown on the Schedules are per minute (except for the DIRECTORY ASSISTANCE charges which are per call) and will be determined based on the terminating location. The applicable OCN will be determined by the terminating ANI or the Local Routing Number. The applicable "Class" shown on the Schedules will be determined as follows:

(i)	Class 1 = All 9000 and 5000 series OCNs
(ii)	Class 2 = OCNs other than those specified in Class 1, Class 3 or Class 4
(iii)	Class 3 = MCI and its affiliates' OCNs
(iv)	Class 4 = GTE's OCN5

    * Note: If calls are terminated to an entity in a particular Class that reflects "NIA" as the applicable rate, the applicable rate will be the default rate shown on the Schedule until such time as MCI has loaded the appropriate rate for such Class in the billing system.

SERVICE	RATE
INTERSTATE (within the 48 contiguous united States)	SEE Schedule ABB-A
INTERSTATE EXTENDED DOMESTIC Locations (from the 48 contiguous united States to Extended Locations	SEE Schedule ABB-K
INTRASTATE (within the 48 contiguous United States)*	SEE Schedule ABB-B
CANADA from the 48 contiguous United States to Canada)*	SEE Schedule ABB-L
MEXICO (from the 48 contiguous United States to Mexico	SEE Schedule ABB-M
INTERNATIONAL (from the 48 contiguous United States to International Locations*	SEE Schedule ABB-C
DIRECTORY ASSISTANCE*	SEE Schedule ABB-N

*
NOT SUBJECT TO DISCOUNT.

2

        III.    DISCOUNTS.

        Commencing with the Effective Date and continuing through the end of the Service Term (including any applicable extensions thereto), Customer's discount percentage for ACCESS BASED BILLING TERMINATION Service (the "Discount") will be determined under the Discount Schedule shown below based on Customer's actual Monthly Revenue for such month. Throughout the Service Term, Customer will automatically receive the next higher (or lower) Discount when Customer's eligible Monthly Revenue (as defined in the PET) reaches the next higher level (or falls to the next lower level).

Monthly Revenue	Discount
*	*
*	*
*	*
*	*
*	*
*
Designates information which has been filed on a confidential basis.

        IV.    CDR MEDIA.

        MCI will provide Call Detail Records (CDR5) for MCI's Switched Services in machine readable form in one of several magnetic tape formats (selected by Customer on Customer's Service Request) ("CDR Media"). CDR Media provided hereunder (i) monthly is provided at no charge, (ii) weekly is subject to a recurring monthly charge of *, and (iii) daily is subject to the applicable non-recurring Installation Charge as described below (plus all leased-line and equipment costs necessary to implement Daily CDR Media which will be determined on an individual case basis depending on Customer's specific configuration).

*
Designates information which has been filed on a confidential basis.

TYPE
Daily CDR Media-Customer provided hardware and software Daily CDR Media-PC Solution
Sub-Daily CDR Media-Customer provided hardware and software
Sub-Daily CDR Media-PC Solution
Total Contract Value*
Non-Recurring Installation Charqe*

        IN WITNESS WHEREOF, authorized parties on behalf of their respective entities have initialed this Attachment for ACCESS BASED BILLING CARRIER TERMINATION Service as of the date shown below.

AMERI VISION COMMUNICATIONS, INC.

Customer's Initials

3

MCI WORLDCOM NETWORK SERVICES, INC
ATTACHMENT FOR ACCESS BASED BILLING CARRIER ORIGINATION SERVICE

        This Attachment for ACCESS BASED BILLING CARRIER ORIGINATION Service is made by and between AmeriVision Communications, Inc. ("Customer") and MCI WORLDCOM Network Services, Inc. ("MCI") and is a part of their Telecommunications Services Agreement for Switched Services (ISA). Capitalized terms not defined herein shall have the meaning ascribed to them in the ISA, the PET or the applicable Attachment(s). NOTE: ANY MODIFICATIONS, ADDITIONS OR DELETIONS FROM THIS A1TACHMENT WILL NOT BE EFFECTIVE UNLESS SPECIFICALLY SET FORTH IN THE PET.

        During the Service Term of the Agreement, MCI will provide "ACCESS BASED BILLING CARRIER ORIGINATION Service" which is MCI's origination of Toll Free calls by MCI and the termination of such calls to Customer's Service Interconnection(s), (i) subject to the limitation of origination and termination locations set forth herein, and (ii) for the charges and applicable discounts set forth herein.

        I.    TERMS AND CONDITIONS.

        (A)    Forecasts:    Before Customer's initial order for ACCESS BASED BILLING CARRIER ORIGINATION Services, Customer shall provide MCI with a forecast regarding the number of minutes expected to be originated in various LATAs and/or Tandems, so as to enable MCI to configure optimum network arrangements. In the event Customer's traffic volumes result in a lower than industry standard completion rate or otherwise adversely affect the MCI Network, MCI reserves the right to block the source of such adverse traffic at any time. Customer will provide MCI with additional forecasts from time to time upon MCI's request, which shall not be more frequent than once every three (3) months.

        (B)    Start of Service:    Start of Service for ACCESS BASED BILLING CARRIER ORIGINATION Service will be concurrent with the activation of each circuit comprising a Carrier Service Interconnection (as defined in the PET) relevant to ACCESS BASED BILLING CARRIER ORIGINATION Service.

        (C)    Limitation of Origination and Termination—Locations:    ACCESS BASED BILLING CARRIER ORIGINATION Service may be originated from locations in the 48 contiguous United States, Hawaii, Alaska, the US Virgin Islands, Puerto Rico, Guam, the Northern Marianas Islands and Canada and terminated to any Customer-designated Carrier Service Interconnection in the 48 contiguous United States.

        (D)    Billing Increments:    All calls (excluding California lntraLATA and California intrastate calls and calls to/from Canada) will be billed in six (6) second increments and subject to a six (6) second minimum charge. California IntraLATA and California intrastate calls will be billed in six (6) second increments and subject to an eighteen (18) second minimum charge, and (ii) calls to/from Canada will be billed in six (6) second increments and subject to a thirty (30) second minimum charge. All calls will be billed utilizing Hardware Answer Supervision where available commencing with Customer's switch wink or answer back. If Customer is found to be non-compliant in passing back appropriate answer supervision, i.e., answer back, MCI reserves the right to suspend ACCESS BASED BILLING CARRIER ORIGINATION Service or deny requests by Customer for additional Service until appropriate compliance is established.

        (E)    Payphone Surcharge:    MCI will charge and Customer agrees to pay MCI * per toll-free or access code call (hereinafter referred to as the "Payphone Surcharge"), which charge will be increased to * per toll-free or access code call on October 1, 2001. The Payphone Surcharge will cover the compensation owed to payphone service providers (PSPs) as well as MCI's costs associated with making these payments to the PSPs. Customer acknowledges that MCI currently compensates PSPs for the

1

following payphone-identifier digits: 07, 27, 29 and 70. As of October 1, 2001, "07" will no longer be classified as a payphone-identifier digit subject to compensation. MCI reserves the right to modify from time to time the list of payphone-identifier digits as it deems necessary to comply with applicable law and regulations.

*
Designates information which has been filed on a confidential basis.

        The Payphone Surcharge will be assessed on all calls that originate from a payphone. Further, all calls that originate from a payphone that are terminated to Customer's Service Interconnection(s) will be deemed completed and will be assessed the Payphone Surcharge. If Customer does not want to be assessed the Payphone Surcharge for any or all toll free numbers, Customer must submit to MCI an order to block such toll free numbers from being accessed from a payphone. Until MCI implements such payphone access restrictions, Customer will remain liable for payment for all calls originating from a payphone and delivered to Customer's switch/platform. MCI will make every effort to implement any payphone access restrictions in a timely manner.

        FBRs who elect to compensate the PSPs directly for the Payphone Surcharge (for traffic delivered from MCI to Customer's platform, only) must execute and deliver to MCI a letter of indemnification acceptable to MCI. The letter of indemnification will state, among other things, that Customer agrees to compensate the PSPs directly for all payphone surcharges and that Customer will indemnify MCI and its affiliates for any payphone surcharges that MCI or its affiliates incur. Customer may also be required to include with the letter of indemnification a letter from certain PSP5 (as determined by MCI) whereby the PSPs verify that Customer has entered into a mutual agreement to directly compensate them for calls from payphones and that the PSP will not seek payphone compensation from MCI or its affiliates.

        (F)    Toll Free Numbers:

          (1)  TOLL FREE numbers will be issued to Customer (i.e., issuance equates to activation or reservation, whichever occurs first) on a random basis. Customer requests for specific numbers will be considered by MCI, and if provided, will be subject to additional charges as set forth below and MCI's then current reservation policy which shall also apply to any randomly selected and reserved TOLL FREE number. At any time preceding three (3) months from the scheduled expiration of the Service Term, Customer may only reserve TOLL FREE numbers in an amount equal to the greater of (i) 50, or (ii) fifteen percent (15%) of the total number of TOLL FREE numbers activated by MCI for Customer. MCI may consider Customer requests for TOLL FREE numbers inconsistent with the above stated conditions on an individual case basis. TOLL FREE numbers reserved for Customer will be activated upon Customer's request.

          (2)  Customer Request for Specific Numbers—* per individual TOLL FREE number reserved or assigned.

*
Designates information which has been filed on a confidential basis.

          (3)  Customer specifically agrees that regardless of the method in which a TOLL FREE number is reserved for or otherwise assigned to Customer, that Customer will not seek any remedy from WorldCom including, but not limited to, any remedy based on a theory of detrimental reliance or otherwise that such TOLL FREE number(s) are found not to be available for Customer's use until such TOLL FREE number is put in service for the benefit of Customer, and that such TOLL FREE number(s) shall not be sold, bartered, brokered or otherwise released by Customer for a fee ("TOLL FREE Number Trafficking"). Any attempt by Customer to engage in TOLL FREE Number Trafficking shall be grounds for reclamation by MCI for reassignment of the TOLL FREE number(s) reserved for or assigned to Customer.

2

        (G)    Toll Free Identification Services and Routing Options:    The following Toll Free identification services and routing options are available from MCI:

        IDENTIFICATION SERVICES:

          Dialed Number Identification Service (DNIS)—identification of specific TOLL FREE number dialed.

            ii.  Real-Time ANI—receipt of telephone number of calling party.

        TOLL FREE ROUTING OPTIONS:

          Message Referral—recording (up to six (6) months) that informs callers that the TOLL FREE number has been disconnected or refers callers to a new number.

          Call Area Selection—selection or blockage of locations from which TOLL FREE numbers can be received (i.e., State, NPA, LATA or NXX level).

            iii.  Call Distributor Routing—distribution of TOLL FREE traffic evenly over dedicated access lines in a trunk group (e.g., ascending, descending, most idle, least idle).

            iv.  Route Completion (Overflow)—overflow of TOLL FREE dedicated access traffic up to only five (5) pre-defined alternate routing groups (e.g., dedicated access, WATS access lines or switched access lines).

            v.  Geographic Routing—termination of calls to a single TOLL FREE number from two or more originating routing groups to different locations.

            vi.  Time-of-Day Routing—routing of calls to single TOLL FREE number based on time of day (up to forty-eight (48) time slots of 15-minute increments in a 24-hour period).

          vii.  Day-of-Week Routing—routing of calls to single TOLL FREE number based on each day of the week.

          viii.  Day-of-Year Routing—routing of calls to single TOLL FREE number based on up to fifteen (15) customer-specified holidays.

            ix.  Percent Allocation Routing—routing of calls for each originating routing group to two (2) or more terminating locations based on customer-specified percentage.

        Customer will receive the Identification Services described above at no charge. The rates per minute for the Toll Free Routing Options described above (in addition to the Toll Free Routing Option Feature Charges described below) will be the same rates as the rates for ACCESS BASED BILLING CARRIER ORIGINATION Service described herein excluding Route Completion (Overflow). The Toll Free Routing Option Feature Charges are as follows:

          Installation Charge:    * per feature; maximum of * per TOLL FREE number.

          Change Order Charge:    * per feature; maximum of * per TOLL FREE number.

          Monthly Recurring Charge:    * per feature; maximum of * per TOLL FREE number.

          Expedite Charge:    * (i.e., outside normal interval time of four (4) business days).

*
Designates information which has been filed on a confidential basis.

  Note: More than ten (10) points of termination for a single feature will be treated as two (2) features. Further, every additional ten (10) points of termination will be treated as a separate feature.

3

          National Toll Free Listing:    * per month per TOLL FREE number (allows up to * different listings per TOLL FREE number in the National Toll Free Directory). [This charge is not subject to any maximum amount per account.]

          Payphone Blocking:    * per month per account (allows payphone-originated TOLL FREE calls with the payphone identifier digits 27, 29 and 70 to be blocked; Installation charge: * per account; charges described herein for payphone blocking do not contribute to other feature charge maximums.

*
Designates information which has been filed on a confidential basis.

        (H)    RespOrg Services:    Responsible Organization Services ("RespOrg Services") relevant to TOLL FREE Numbers, if provided by MCI, will be provided pursuant to MCI's "Service Publication and Price Guide" (the "Guide") which is available to Customer at the following website (www.worldcom.com) and at MCI's offices at 500 Clinton Center Drive, Clinton, Mississippi 39056. In the event any provision of the Guide conflict with the terms and conditions set forth in the TSA, PET or this Attachment, the terms and conditions of the ISA, PET or this Attachment shall control. The Guide may be modified from time to time and thereby affect the RespOrg Services being provided to Customer. Any modification to the Guide will be effective upon its posting at the Guide website.

        Notwithstanding anything to the contrary contained in the Guide (if applicable), Customer may be subject to certain charges for "SMS RespOrg Changes".

        (I)    PIU Certification:    With respect to a Carrier Service Interconnection as defined in the PET, absent the automatic number identification ("ANI") of the called party, Customer shall provide MCI with a written certification (the "Certification") of the percentage of interstate (including international) and intrastate minutes of use relevant to the minutes of traffic to be originated in the same state in which the MCI POP is located to which the Carrier Service Interconnection is made. This Certification shall be provided by Customer prior to Start of Service for any Carrier Service Interconnection and may be modified from time to time by Customer and subject to recertification upon the request of MCI which requests shall not be made unilaterally by MCI more than once each calendar quarter. Any such modification(s) or Certification(s) shall be effective as of the first day of any calendar month and following at least forty-five (45) days notice from Customer. In the event Customer fails to make such Certification, the relevant minutes of use will be deemed to be subject to the Intrastate Rates described herein. In the event MCI or any other third party requires an audit of MCI's interstate/intrastate minutes of traffic, Customer agrees to cooperate in such audit at its expense and make its call detail records, billing systems and other necessary information reasonably available to MCI or any third party solely for the purpose of verifying Customer's interstate/intrastate minutes of traffic. Customer agrees to indemnify MCI for any liability MCI incurs in the event Customer's Certification is different than that determined by the audit.

        II.    ACCESS BASED BILLING CARRIER ORIGINATION SERVICE CHARGES.

        For purposes of this Attachment, Customer's "Switched Services Revenue" will be comprised of Customer's gross (i.e., prior to the application of discounts) measured and per call Switched Service charges (i.e., both domestic and International) as described on the Schedules listed below. The rates shown on the Schedules are per minute and will be determined based on the originating location. The applicable OCN will be determined by the originating ANI or the Local Routing Number. The applicable "Class" shown on the Schedules will be determined as follows:

(i)	Class 1 = All 9000 and 5000 series OCNs
(ii)	Class 2 = OCNs other than those specified in Class 1, Class 3 or Class 4
(iii)	Class 3 = MCI and its affiliates' OCNs
(iv)	Class 4 = GTE's OCNs

4

    * Note: If calls are originated from an entity in a particular Class that reflects "N/A" as the applicable rate, the applicable rate will be the default rate shown on the Schedule until such time as MCI has loaded the appropriate rate for such Class in the billing system.

SERVICE	RATE
INTERSTATE within the 48 contiguous United States)	SEE Schedule ABB-D
INTERSTATE EXTENDED DOMESTIC (from Extended Locations to the 48 contiguous United States)	SEE Schedule ABB-K
INTRASTATE (within the 48 contiguous United States)*	SEE Schedule ABB-E
CANADA from Canada to the 48 contiguous United States)*	SEE Schedule ABB-L

*
NOT SUBJECT TO DISCOUNT.

        Ill.    DISCOUNTS.

        Commencing with the Effective Date and continuing through the end of the Service Term (including any applicable extensions thereto), Customer's discount percentage for ACCESS BASED BILLING ORIGINATION Service (the "Discount") will be determined under the Discount Schedule shown below based on Customer's actual Monthly Revenue for such month. Throughout the Service Term, Customer will automatically receive the next higher (or lower) Discount when Customer's eligible Monthly Revenue (as defined in the PET) reaches the next higher level (or falls to the next lower level).

Monthly Revenue	Discount
*	*
*	*
*	*
*	*
*	*
*
Designates information which has been filed on a confidential basis.

        IV.    CDR MEDIA.

        MCI will provide Call Detail Records (CDRs) for MCI's Switched Services in machine readable form in one of several magnetic tape formats (selected by Customer on Customer's Service Request) ("CDR Media"). CDR Media provided hereunder (I) monthly is provided at no charge, (ii) weekly is subject to a recurring monthly charge of *, and (iii) daily is subject to the applicable non-recurring Installation Charge as described below (plus all leased-line and equipment costs necessary to implement

5

Daily CDR Media which will be determined on an individual case basis depending on Customer's specific configuration).

*
Designates information which has been filed on a confidential basis.

        Daily CDR Media-Customer

        Provided hardware and software

        Daily CDR Media-PC Solution

        IN WITNESS WHEREOF, authorized parties on behalf of their respective entities have initialed this Attachment for ACCESS BASED BILLING CARRIER ORIGINATION Service as of the date shown below.

AMERIVISION COMMUNICATIONS, INC.		MCI WORLDCOM NETWORK SERVICES, INC.
Customer's Initials /s/ KRK		MCI's Initials /s/ RB
Date:	11-01-01	Date:	11-02-01

6

MCI WORLDCOM NETWORK SERVICES, INC
ATTACHMENT FOR ACCESS BASED BILLING SWITCHLESS/END USER DEDICATED SERVICES

        This Attachment for ACCESS BASED BILLING SWITCHLESS/END USER DEDICATED Services is made by and between AmeriVision Communications, Inc. ("Customer") and MCI WORLDCOM Network Services, Inc. ("MCI") and is a part of their Telecommunications Services Agreement for Switched Services (TSA). Capitalized terms not defined herein shall have the meaning ascribed to them in the TSA, the PET or the applicable Attachment(s). NOTE: ANY MODIFICATIONS, ADDITIONS OR DELETIONS FROM THIS ATTACHMENT WILL NOT BE EFFECTIVE UNLESS SPECIFICALLY SET FORTH IN THE PET.

        During the Service Term of the Agreement, MCI will provide "ACCESS BASED BILLING SWITCHLESSIEND USER DEDICATED Services" which include the following services:

          (a)  ACCESS BASED BILLING SWITCHLESS 1+ Service which is the origination (via individual telephone lines) and termination of calls solely over facilities comprising the MCI network, (i) subject to the limitation of origination and termination locations set forth herein, and (ii) for the charges and applicable discounts set forth herein.

          (b)  ACCESS BASED BILLING SWITCHLESS TOLL FREE Service which is the origination (via individual telephone lines) and termination of calls solely over facilities comprising the MCI network, (i) subject to the limitation of origination and termination locations set forth herein, and (ii) for the charges and applicable discounts set forth herein.

          (c)  ACCESS BASED BILLING END USER DEDICATED 1+ Service which is the termination of calls solely over facilities comprising the MCI network which origination is via dedicated access lines, (i) subject to the limitation of origination and termination locations set forth herein, and (ii) for the charges and applicable discounts set forth herein.

          (d)  ACCESS BASED BILLING END USER DEDICATED TOLL FREE Service which is the origination of Toll Free calls by MCI solely over facilities comprising the MCI network which termination is via dedicated access lines, (i) subject to the limitation of origination and termination locations set forth herein, and (ii) for the charges and applicable discounts set forth herein.

        I.    TERMS AND CONDITIONS.

        (A)    Forecasts:    Before Customer's initial order for ACCESS BASED BILLING SWITCHLESS/END USER DEDICATED Services, Customer shall provide MCI with a forecast regarding the number of minutes expected to be terminated or originated in various LATAs and/or Tandems, so as to enable MCI to configure optimum network arrangements. In the event Customer's traffic volumes result in a lower than industry standard completion rate or otherwise adversely affect the MCI Network, MCI reserves the right to block the source of such adverse traffic at any time. Customer will provide MCI with additional forecasts from time to time upon MCI's request, which shall not be more frequent than once every three (3) months.

        (B)    Start of Service:    Start of Service for (i) ACCESS BASED BILLING SWITCHLESS 1+ Service will be on an ANI by ANI basis concurrently with the activation of each ANI to be served, (ii) ACCESS BASED BILLING SWITCHLESS TOLL FREE Service will be on a Toll Free Number by Toll Free Number basis concurrently with the activation of each Toll Free Number to be served, and (iii) ACCESS BASED BILLING END USER DEDICATED 1+ Service and ACCESS BASED BILLING END USER DEDICATED TOLL FREE Service will be concurrently with the activation of each circuit comprising a Dedicated Service Interconnection (as defined in the PET) relevant to such Service.

        (C)    Submission of ANIs:    After MCI's receipt and verification of a valid Service Request for ACCESS BASED BILLING SWITCHLESS 1+ Service or ACCESS BASED BILLING END USER

DEDICATED 1+ Service requiring a change in the primary interexchange carrier ("PlC"), MCI agrees to (i) submit the ANI(s) relevant to such Service Requests to the following local exchange carriers ("LECs") (with which MCI currently has electronic interface capabilities) within ten (10) days: Ameritech, Bell Atlantic, BellSouth, Nynex, Pacific Bell, Southwestern Bell, US West, GTE and United, and (ii) submit the ANI(s) relevant to such Service Requests to those LECs with which MCI does not have electronic interface capabilities within a reasonable time.

        (D)    Limitation of Origination and Termination Locations:

            (i)  ACCESS BASED BILLING SWITCHLESS 1+ Service may be originated from all equal access exchanges in the 48 contiguous United States (except in LATA 921—Fishers Island, New York) and Hawaii and terminated to any direct dialable location worldwide.

          (ii)  ACCESS BASED BILLING SWITCHLESS TOLL FREE Service may be originated from locations in the 48 contiguous United States, Hawaii, Alaska, the US Virgin Islands, Puerto Rico, Guam, the Northern Marianas Islands and Canada and terminated to locations in the 48 contiguous United States and Canada.

          (iii)  ACCESS BASED BILLING END USER DEDICATED 1+ Service may be originated from any Customer-designated Dedicated Service Interconnection and terminated to any direct dialable location worldwide.

          (iv)  ACCESS BASED BILLING END USER DEDICATED TOLL FREE Service may be originated from locations in the 48 contiguous United States, Hawaii, Alaska, the US Virgin Islands, Puerto Rico, Guam, the Northern Marianas Islands and Canada and terminated to any Customer-designated Dedicated Service Interconnection in the 48 contiguous United States.

        (E)    Billing Increments:    All calls (excluding California IntraLATA and California intrastate calls and calls to/from International Locations, Canada and Mexico) will be billed in six (6) second increments and subject to a six (6) second minimum charge. California IntraLATA and California intrastate calls will be billed in six (6) second increments and subject to an eighteen (18) second minimum. Calls to International Locations and Mexico and calls to/from Canada will be billed in six (6) second increments and subject to a thirty (30) second minimum charge. All calls will be billed utilizing Hardware Answer Supervision where available commencing with Customer's switch wink or answer back. If Customer is found to be non-compliant in passing back appropriate answer supervision, i.e., answer back, MCI reserves the right to suspend ACCESS BASED BILLING SWITCHLESS TOLL FREE Service and/or ACCESS BASED BILLING END USER DEDICATED TOLL FREE Service or deny requests by Customer for additional Service until appropriate compliance is established.

        (F)    Presubscribed lnterexchange Carrier Charge (P1CC):    MCI will charge Customer for any LEC-assessed presubscribed interexchange carrier charge ("P1CC Charge") which P1CC Charge will be reasonably determined by MCI as of a date certain each month (the "P1CC Charge Determination Date"). Customer's P1CC Charge will be determined as of the P1CC Charge Determination Date and will be based on the same criteria for which MCI is assessed such charge by the LEC (e.g., number and type of Customer's End Users (i.e., residential or business) as well as the type of line associated with each such End User (i.e., single line, secondary line or multi-line). This Subparagraph (F) will be deemed to include any other similar additional charges assessed by a LEC during the Service Term of this Agreement. (i.e., charges for which MCI is not currently being assessed).

        (G)    Toll Free Numbers:

          (1)  TOLL FREE numbers will be issued to Customer (i.e., issuance equates to activation or reservation, whichever occurs first) on a random basis. Customer requests for specific numbers will be considered by MCI, and if provided, will be subject to additional charges as set forth below and MCI's then current reservation policy which shall also apply to any randomly selected and reserved

  TOLL FREE number. At any time preceding three (3) months from the scheduled expiration of the Service Term, Customer may only reserve TOLL FREE numbers in an amount equal to the greater of (i) *, or (ii) * of the total number of TOLL FREE numbers activated by MCI for Customer. MCI may consider Customer requests for TOLL FREE numbers inconsistent with the above stated conditions on an individual case basis. TOLL FREE numbers reserved for Customer will be activated upon Customer's request.

          (2)  Customer Request for Specific Numbers—* per individual TOLL FREE number reserved or assigned.

*
Designates information which has been filed on a confidential basis.

          (3)  Customer specifically agrees that regardless of the method in which a TOLL FREE number is reserved for or otherwise assigned to Customer, that Customer will not seek any remedy from MCI including, but not limited to, any remedy based on a theory of detrimental reliance or otherwise that such TOLL FREE number(s) are found not to be available for Customer's use until such TOLL FREE number is put in service for the benefit of Customer, and that such TOLL FREE number(s) shall not be sold, bartered, brokered or otherwise released by Customer for a fee ("TOLL FREE Number Trafficking"). Any attempt by Customer to engage in TOLL FREE Number Trafficking shall be grounds for reclamation by MCI for reassignment of the TOLL FREE number(s) reserved for or assigned to Customer.

        (H)    Toll Free Identification Services and Routing Options:    The following Toll Free identification services and routing options are available from MCI:

        IDENTIFICATION SERVICES:

          Dialed Number Identification Service (DNIS)—identification of specific TOLL FREE number dialed.

            ii.  Real-Time ANI—receipt of telephone number of calling party.

        TOLL FREE ROUTING OPTIONS:

          Message Referral—recording (up to six (6) months) that informs callers that the TOLL FREE number has been disconnected or refers callers to new number.

            ii.  Call Area Selection—selection or blockage of locations from which TOLL FREE numbers can be received (i.e., State, NPA, LATA or NXX level).

            iii.  Call Distributor Routing [ACCESS BASED BILLING END USER DEDICATED TOLL FREE Service only]—distribution of TOLL FREE traffic evenly over dedicated access lines in a trunk group (e.g., ascending, descending, most idle, least idle).

            iv.  Route Completion (Overflow) [ACCESS BASED BILLING END USER DEDICATED TOLL FREE Service only]—overflow of TOLL FREE dedicated access traffic only to up to five (5) pre-defined alternate routing groups (e.g., dedicated access, WATS access lines or switched access lines).

            v.  Geographic Routing—termination of calls to a single TOLL FREE number from two or more originating routing groups to different locations.

            vi.  Time-of-Day Routing—routing of calls to single TOLL FREE number based on time of day (up to forty-eight (48) time slots of 15-minute increments in a 24-hour period).

          vii.  Day-of-Week Routing—routing of calls to single TOLL FREE number based on each day of the week.

          viii.  Day-of-Year Routing—routing of calls to single TOLL FREE number based on up to fifteen (15) customer-specified holidays.

            ix.  Percent Allocation Routing—routing of calls for each originating routing group to two (2) or more terminating locations based on customer-specified percentage.

        Customer will receive the Identification Services described above at no charge.

        The rate per minute for the Toll Free Routing Options described above (in addition to the Toll Free Routing Option Feature Charges described below) will be the same rates as the rates for ACCESS BASED BILLING SWITCHLESS TOLL FREE Service or ACCESS BASED BILLING END USER DEDICATED TOLL FREE Service described herein excluding Route Completion (Overflow). The Toll Free Routing Option Feature Charges are as follows:

          Installation Charge:    * per feature; maximum of * per TOLL FREE number.

          Change Order Charge:    * per feature; maximum of * per TOLL FREE number.

          Monthly Recurring Charge:    * per feature; maximum of * per TOLL FREE number.

          Expedite Charge:    * (i.e., outside normal interval time of four (4) business days).

  Note: More than ten (10) points of termination for a single feature will be treated as two (2) features. Further, every additional ten (10) points of termination will be treated as a separate feature.

          National Toll Free Listing:    * per month per TOLL FREE number (allows up to * listings per TOLL FREE number in the National Toll Free Directory). [This charge is not subject to any maximum amount per account.]

          Payphone Blocking:    * per month per account (allows payphone-originated TOLL FREE calls with the payphone identifier digits 27, 29 and 70 to be blocked; Installation charge: * per account; charges described herein for payphone blocking do not contribute to other feature charge maximums.

        (I)    RespOrg Services:    Responsible Organization Services ("RespOrg Services") relevant to TOLL FREE Numbers, if provided by MCI, will be provided pursuant to MCI's "Service Publication and Price Guide" (the "Guide") which is available to Customer at the following website (www.worldcom.com) and at MCI's offices at 500 Clinton Center Drive, Clinton, Mississippi 39056. In the event any provision of the Guide conflict with the terms and conditions set forth in the TSA, PET or this Attachment, the terms and conditions of the ISA, PET or this Attachment shall control. The Guide may be modified from time to time and thereby affect the RespOrg Services being provided to Customer. Any modification to the Guide will be effective upon its posting at the Guide website. Notwithstanding anything to the contrary contained in the Guide (if applicable), Customer may be subject to certain charges for "SMS RespOrg Changes".

        (J)    Payphone Surcharge:    MCI will charge and Customer agrees to pay MCI * per toll-free or access code call (hereinafter referred to as the "Payphone Surcharge"), which charge will be increased to * per toll-free or access code call on October 1, 2001. The Payphone Surcharge will cover the compensation owed to payphone service providers (PSPs) as well as MCI's costs associated with making these payments to the PSPs. Customer acknowledges that MCI currently compensates PSPs for the following payphone-identifier digits: 07, 27, 29 and 70. As of October 1, 2001, "07" will no longer be classified as a payphone-identifier digit subject to compensation. MCI reserves the right to modify from time to time the list of payphone-identifier digits as it deems necessary to comply with applicable law and regulations.

*
Designates information which has been filed on a confidential basis.

        II.    ACCESS BASED BILLING SWITCHLESS!END USER DEDICATED SERVICE RATES.

        (A)  For purposes of this Attachment, Customer's "Switched Services Revenue" will be comprised of (i) Customer's gross (i.e., prior to the application of discounts) measured and per call Switched Service charges (i.e., Directory Assistance and both domestic and International) described on the Schedules listed in Subsection (B) below, and (ii) the P1CC Charge, if applicable, described in Subsection l.(F) above. The rates and charges shown on the Schedules are per minute (except for the DIRECTORY ASSISTANCE charges which are per call) and will be determined based on the originating or terminating location described in Subparts (1) and (2) below. The applicable OCN will be determined by the originating ANI, the terminating ANI or the Local Routing Number (LRN). The applicable "Class" shown on the Schedules will be determined as follows:

(i)	Class 1 = All 9000 and 5000 series OCNs
(ii)	Class 2 = OCNs other than those specified in Class 1, Class 3 or Class 4
(iii)	Class 3 = MCI and its affiliates' OCNs
(iv)	Class 4 = GTE's OCNs

    * Note: If calls are originated from or terminated to an entity in a particular Class that reflects "N/A" as the applicable rate, the applicable rate will be the default rate shown on the Schedule until such time as MCI has loaded the appropriate rate for such Class in the billing system.

          (1)  Customer's applicable rate for (i) ACCESS BASED BILLING SWITCHLESS 1+ Service and ACCESS BASED BILLING END USER DEDICATED TOLL FREE Service calls originating and terminating within the 48 contiguous United States, and (ii) ACCESS BASED BILLING SWITCHLESS 1+ Service originating from an Extended Location and terminating within the 48 contiguous United States, and (iii) ACCESS BASED BILLING SWITCHLESS TOLL FREE Service and ACCESS BASED BILLING END USER DEDICATED TOLL FREE Service calls originating from an Extended Location or Canada and terminating within the 48 contiguous United States or Canada, will be based on the originating location.

          (2)  Customer's applicable rate for (i) ACCESS BASED BILLING SWITCHLESS TOLL FREE Service and ACCESS BASED BILLING END USER DEDICATED 1+ Service calls originating and terminating within the 48 contiguous United States, (ii) ACCESS BASED BILLING SWITCHLESS 1+ Service and ACCESS BASED BILLING END USER DEDICATED 1+ Service calls terminating to an International Location, an Extended Location or Canada, and (iii) ACCESS BASED BILLING SWITCHLESS TOLL FREE Service calls originating from the 48 contiguous United States and terminating to Canada, will be based on the terminating location.

        (B)    Rate Schedules.

            (i)  ACCESS BASED BILLING SWITCHLESS 1+ Service

SERVICE	RATE
INTERSTATE (within the 48 contiguous United States)	SEE Schedule ABB-F
INTERSTATE EXTENDED DOMESTIC Locations (from the 48 contiguous United States to Extended Locations and Hawaii to the 48 contiguous United States and Extended Locations)	SEE Schedule ABB-K
INTRASTATE (within the 48 contiguous United States	SEE Schedule ABB-G
CANADA (from the 48 contiguous United States to Canada)*	SEE Schedule ABB-L
MEXICO (from the 48 contiguous United States and Hawaii to Mexico	SEE Schedule ABB-M
INTERNATIONAL (from the 48 contiguous United States to International Locations)*	SEE Schedule ABB-H

*
NOT SUBJECT TO DISCOUNT.

          (ii)  ACCESS BASED BILLING SWITCHLESS TOLL FREE Service

SERVICE	RATE
INTERSTATE (within the 48 contiguous United States)	SEE Schedule ABS-I
INTERSTATE EXTENDED DOMESTIC Locations (from Extended Locations to the 48 contiguous United States)	SEE Schedule ABS-K
INTRASTATE (within the 48 contiguous United States)*	SEE Schedule ABB-J
CANADA (from the 48 contiguous United States to Canada)*	SEE Schedule ABB-L

*
NOT SUBJECT TO DISCOUNT.

          (iii)  ACCESS BASED BILLING END USER DEDICATED 1+ Service

SERVICE
INTERSTATE (within the 48 contiguous United States)
INTERSTATE EXTENDED DOMESTI(contiguous United States to Extended Locations)
INTRASTATE (within the 48 contiguous United States)
CANADA (from the 48 contiguous United States to Canada)
MEXICO (from the 48 contiguous United States to Mexico)*
INTERNATIONAL (from the 48 contiguous United States to International)

*
NOT SUBJECT TO DISCOUNT.

          (iv)  ACCESS BASED BILLING END USER DEDICATED TOLL FREE Service

SERVICE	RATE
INTERSTATE (within the 48 contiguous United States)	SEE Schedule ABB-D
INTERSTATE EXTENDED DOMESTIC Locations (from Extended Locations to the 48 contiguous United States)	SEE Schedule ABB-K
INTRASTATE (within the 48 contiguous United States7	SEE Schedule ABB-E
CANADA (from the 48 contiguous United States to Canada)*	SEE Schedule ABB-L

*
NOT SUBJECT TO DISCOUNT.

          (v)  ACCESS BASED BILLING DIRECTORY ASSISTANCE: SEE Schedule ABB-N [NOT SUBJECT TO DISCOUNT].

        III.    DISCOUNTS.

        Commencing with the Effective Date and continuing through the end of the Service Term (including any applicable extensions thereto), Customer's discount percentage for ACCESS BASED BILLING SWITCHLESS/END USER DEDICATED Services (the "Discount") will be determined under the Discount Schedule shown below based on Customer's actual Monthly Revenue for such month. Throughout the Service Term, Customer will automatically receive the next higher (or lower) Discount when Customer's eligible Monthly Revenue (as defined in the PET) reaches the next higher level (or falls to the next lower level).

Monthly Revenue	Discount
*	*
*	*
*	*
*	*
*	*

        IV.    CDR MEDIA.

        MCI will provide Call Detail Records (CDR5) for MCI's Switched Services in machine readable form in one of several magnetic tape formats (selected by Customer on Customer's Service Request) ("CDR Media"). CDR Media provided hereunder (i) monthly is provided at no charge, (ii) weekly is subject to a recurring monthly charge of $150, and (iii) daily is subject to the applicable non-recurring Installation Charge as described below (plus all leased-line and equipment costs necessary to implement Daily CDR Media which will be determined on an individual case basis depending on Customer's specific configuration).

TYPE	Total Contract Value	Non-Recurring Installation Charge
Daily CDR Media-Customer	*
Provided hardware and software	*
Daily CDR Media-PC Solution	*	*
Sub-Daily CDR Media-Customer	*
Provided hardware and so are	*
Sub-Daily CDR Media-PC	*
Solution	*
*
Designates information which has been filed on a confidential basis.

        IN WITNESS WHEREOF, authorized parties on behalf of their respective entities have initialed this Attachment for ACCESS BASED BILLING SWITCHLESS/END USER DEDICATED Services as of the date shown below.

AMERIVISION COMMUNICATIONS, INC.	MCI WORLDCOM NETWORK SERVICES, INC.
Customer's Initials /s/ KRK	MCJ's Initials /s/ RB

Schedule ABB-A
CARRIER TERMINATION Service END USER
DEDICATED Service 1+ Interstate Rates*

As additional LEC service becomes available, the following rates will be utilized as default rates for traffic in states and LATAs previously defined in your rate attachments as not applicable (N/A)

CARRIER TERMINATION Service End User Dedicated
Service 1+ Interstate Rates*

Schedule ABB~B
CARRIER TERMINATION Service END USER
DEDICATED Service 1+ Intrastate Rates*

As additional LEC service becomes available, the following rates will be utilized as default rates for traffic in states and LATA5 previously defined in your rate attachments as not applicable (N/A)

CARRIER TERMINATION Service END USER DEDICATED
Service 1+ Intrastate Rates*

Schedule ABB-C
CARRIER TERMINATION Service/END USER
DEDICATED Service 1+ International Rates*

Schedule ABB-C
CARRIER TERMINATION Service/END USER
DEDICATED Service 1+ International Rates*

Schedule ABB-C
CARRIER TERMINATION Service/END USER
DEDICATED Service 1+ International Rates*

Schedule ABB-C
CARRIER TERMINATION Service/END USER
DEDICATED Service 1+ International Rates*

Schedule ABB-C
CARRIER TERMINATION Service/END USER
DEDICATED Service 1+ International Rates*

Schedule ABB-C
CARRIER TERMINATION Service/END USER
DEDICATED Service 1+ International Rates*

Schedule ABB-C
CARRIER TERMINATION Service/END USER
DEDICATED Service 1+ International Rates*

Schedule ABB-D
CARRIER ORIGINATION! END USER
DEDICATED Service Toll Free Interstate Rates*

As additional LEC service becomes available, the following rates will be utilized as default rates for traffic in states and LATA5 previously defined in your rate attachments as not applicable (N/A)

CARRIER ORIGINATIONI End User
Dedicated Service Toll Free Interstate Rates*
Schedule ABB=E

*
Designates information which has been filed on a confidential basis.

CARRIER ORIGINATION/END USER
DEDICATED Service ToIl Free Intrastate Rates*
ARB Millennium

As additional LEC service becomes available, the following rates will be utilized as default rates for traffic in states and LATA5 previously defined in your rate attachments as not applicable (N/A)

CARRIER ORIGINATIONIEND USER DEDICATED Service
Toll Free Intrastate Rates*                I

Schedule ABB~F
SWITCHLESS Service 1+ Interstate Rates*

As additional LEC service becomes available, the following rates will be utilized as default rates for traffic in states and LATAs previously defined in your rate attachments as not applicable (N/A)

Service 1+ Interstate Rates*
SWITCHLESS

Schedule ABB~G
SWITCHLESS Service 1+ Intrastate Rates*

As additional LEC service becomes available, the following rates will be utilized as default rates for traffic in states and LATAs previously defined in your rate attachments as not applicable (N/A)

SWITCHLESS Service 1+ Intrastate Rates*
Schedule ABB-H

Switchless 1+ Switchless 1+ From Hawaii
International Rates*
ABB Millennium

Schedule ABB-H
Switchless 1+ I Switchless 1+ From Hawaii
International Rates*
ABB Millennium

Schedule ABB-H
Switchless 1+ Switchless 1+ From Hawaii
International Rates*
ABB Millennium

Schedule ABB-H
Switchless 1+ Switchless 1+ From Hawaii
International Rates*
ABB Millennium

Schedule ABB-H
Switchless 1+ I Switchless 1+ From Hawaii
International Rates*

Schedule ABB-H
Switchless 1+ Switchless 1+ From Hawaii
International Rates*

Schedule ABB-H
Switchless 1+ Switchless 1+ From Hawaii
International Rates*

*
Designates information which has been filed on a confidential basis.

Traffic terminating to any International location not specified in this Schedule will be rated on an individual case basis as determined by MCI WorldCom.

Schedule ABB-I
SWITCHLESS Service Toll Free Interstate Rates*

As additional LEC service becomes available, the following rates will be utilized as default rates for traffic in states and LATAs previously defined in your rate attachments as not applicable (N/A)

SWITCHLESS Service Toll Free Interstate Rates*

SWITCHLESS Service Toll Free Intrastate Rates*

As additional LEC service becomes available, the following rates will be utilized as default rates for traffic in states and LATA5 previously defined in your rate attachments as not applicable (N/A)

SWITCHLESS Service Toil Free Intrastate Rates*

Schedule ABB-k
ABB Millennium Interstate Extended Domestic Rates

Toll Free Calls Originating in Extended Locations and Terminating in Contiguous U.S.

	Switchless	End-User Dedi Orig.
Toll Free from Alaska		*
Toll Free from Guam		*
Toll Free from Hawaii		*
Toll Free from Puerto Rico		*
Toll Free from N Mariana Islands		*
Toll Free from US Virgin Islands		*

1+ Calls Originating In Contiguous U.S. and Terminating in Extended Locations

	Switchless	End-User Ded.Term.
1+ to Alaska	*	*
1+ to Guam	*	*
1+ to Hawaii	*	*
1+ to Puerto Rico	*	*
1+ to N Mariana Islands	*	*
1+ to US Virgin Islands	*	*

1+ Calls Originating in Hawaii and Terminating in Contiguous U.S.

	Switchless	End-User Ded.Term.
1+ from Hawaii	*	*

1 + Calls Originating in Hawaii and Terminating in Extended Locations

1+ to US Virgin Islands

Calls are billed in 6 second increments with a 6 second minimum.
Rates are discountable using the Classic Millennium interstate and extended discount schedule.

*
Designates information which has been filed on a confidential basis.

Schedule ABB-L
ABB Millennium Canada Rates

1+ Calls Originating in Contiguous U.S. and Terminating in Canada

	Switchless	End-User Ded.Term.
Canada Re ion 1	*	*
Canada Re ion 2	*	*
Canada Re ion 3	*	*
Region 1 NPA's—250,416,418,450,514,519,604,613,705,807,819,905
Region 2 NPA's—403,780,867,886,889,902
Region (3) NPA's—204,306,506,709

Toll Free Calls Originating in Canada and Terminating in Contiguous U.S.

	Switchless	End-User Ded./Orig.
Canada-All Regions	*	*

Toll Free Calls Originating in Contiguous U.S. and Terminating in Canada

	Switchless	End-User Ded./Orig.
Toll Free from Contiguous U.S.	*	*

Toll Free Calls Originating in Extended Locations and Terminating in Canada

	Switchless	End-User Ded./Orig.
Toll Free from Alaska	*	*
Toll Free from Guam	*	*
Toll Free from Hawaii	*	*
Toll Free from Puerto Rico	*
Toll Free from N Mariana Islands	*
Toll Free from US Virgin Islands	*

1+ Calls Originating in Hawaii and Terminating in Canada

	Switchless	End-User Ded./Term.
Canada—All Regions	*	*

Canada calls are not eligible for discounts.
Canada calls are billed in 6 second increments with a 30 second minimum.

*
Designates information which has been filed on a confidential basis.

Schedule ABB-M
ABB Millennium Mexico Rates*

1+ Calls Originating in the Contiguous U.S. and Terminating in Mexico

	Switchless	End-User Ded.Term.
Mexico—All Bands (PEAK)	*	*
Mexico-Bands	*	*

1+ Calls Originating in Hawaii and Terminating in Mexico

	Switchless	End-User Dedicated
Mexico—All Bands (PEAK)	*	*
Mexico—Bands	*	*

Mexico calls are not eligible for discounts.
Mexico calls are billed in 6 second increments with a 30 second minimum.
Peak is defined as 7:00 AM—6:59 PM Monday through Friday and 5:00 PM—11:59 PM Sunday
Peak times are based on where the call originates
All other times are Off-Peak

Schedule ABB-N
ABB Millennium Directory Assistance Rates

Domestic Location	Rate*
Interstate
Intrastate
Extended Domestic Location	Rate*
Alaska
Guam
Hawaii
N. Mariana Islands
Puerto Rico
US Virgin Islands
Canada Location	Rate*
Canada
*
Designates information which has been filed on a confidential basis.

QuickLinks

MCI WORLDCOM NETWORK SERVICES, INC AMENDED AND RESTATED PROGRAM ENROLLMENT TERMS
MCI WORLDCOM NETWORK SERVICES, INC ATTACHMENT FOR ACCESS BASED BILLING CARRIER TERMINATION SERVICE
MCI WORLDCOM NETWORK SERVICES, INC ATTACHMENT FOR ACCESS BASED BILLING CARRIER ORIGINATION SERVICE
MCI WORLDCOM NETWORK SERVICES, INC ATTACHMENT FOR ACCESS BASED BILLING SWITCHLESS/END USER DEDICATED SERVICES